      As filed with the Securities and Exchange Commission on May 7, 1999

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            _______________________

         Date of Report (Date of earliest event reported): May 7, 1999

                           PHOTOELECTRON CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                    0-21667                04-3035323
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                          Identification No.)

                        _______________________________

                                 5 FORBES ROAD
                         Lexington, Massachusetts 02421
   (Address, including zip code of registrant's principal executive offices)

Item 5.  Other Events

On May 6, 1999, the Registrant announced a major restructuring and reduction in size of its workforce. The Registrant stated that the objectives of the restructuring include (1) a dramatic reduction in operating costs, (2) a re-focusing of development efforts on its key products, and (3) a remodeling of the Registrant's approach to sales and marketing. A copy of the press release issued by the Registrant on May 6, 1999 regarding the foregoing is filed herewith as
Exhibit 5.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)   Exhibits

      Exhibit Number

      5.1    Press Release dated May 6, 1999
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


PHOTOELECTRON CORPORATION
REGISTRANT



DATED:  MAY 7, 1999

By:   /s/ Euan Thomson
      Euan Thomson
      President and Chief Operating Officer